Earnings per share	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Earnings per share
26.	Earnings per share
Basic earnings per share amounts are calculated by dividing the net profit (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of shares outstanding during the year, increased by the number of non-vested
dividend participating share-based payment awards outstanding during the period.
Diluted earnings per share amounts are calculated by dividing the net profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares, when the effect of their inclusion is dilutive (decreases earnings per share or increases loss per share).
Convertible notes issued during 2020 are considered to be potential ordinary shares are not included in the calculation of diluted earnings per share because they are antidilutive for the year ended 31 December 2021 and 2020. These options could potentially dilute basic earnings per share in the future. The notes have not been included in the determination of basic earnings per share. Details relating to the notes are set out in note 18.
The computation of the income (losses) and share data used in the basic and diluted (loss) earnings per share is as follows:

	2021	2020	2019
Basic earnings per share—
Net profit (loss)	$43,844	$(607,062)	$247,002
Weighted-average shares outstanding	42,439	42,338	42,258
Non-vested dividend participating awards	162	170	225

	42,601	42,508	42,483

	1.03	(14.28)	5.81